UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2019

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
 (Address of principal executive offices, and zip code)

Registrant's telephone number, including area code: (408) 213-0940

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⬜

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⬜

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AMTX	NASDAQ Stock Market

Item 3.01 Failure to Satisfy a Continued Listing Rule or Standards

On July 17, 2019, Aemetis, Inc. (the “Company”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1). A delisting notice has not been received, and the letter indicated that the Company will be provided with a compliance period of 180 calendar days, or until January 13, 2020, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). The letter further provided that if, at any time during the 180-day period, the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation that it has achieved compliance with the minimum bid price requirement. If the Company does not regain compliance by January 13, 2020, an additional 180 days may be granted to regain compliance if the Company (i) submits an on-line Transfer Application and related application fees, (ii) meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market (except for the bid price requirement) and (iii) provides written notice of its intention to cure the deficiency during the second 180-day compliance period.

The Company intends to actively monitor its closing bid price for its common stock between now and January 13, 2020, and intends to take any reasonable actions to resolve the Company’s noncompliance with the minimum bid price requirement as may be necessary. No determination regarding the Company’s response has been made at this time. There can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or will otherwise be in compliance with other Nasdaq listing criteria.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

July 19, 2019	By:	/s/ Eric A. McAfee
	Name:	Eric A. McAfee
	Title:	Chief Executive Officer
(Principal Executive Officer)

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